Smithfield

Consumer Analyst Group of New York Conference 2009

C. Larry Pope
President and Chief Executive Officer
Robert W. Manly
Executive Vice President and Chief Financial Officer
Smithfield Foods, Inc.
February 17, 2009

Forward-Looking Statements
 This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the
 Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, changes in our credit ratings, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2008 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Agenda
C. Larry Pope
1. What we have been doing
Robert W. Manly
2. Pork Group restructuring plan
3. Financial implications

Agenda
C. Larry Pope
4. Current market conditions
5. Bottom line
6.   Appendix - Background
 • Who we are
 • Exports

What we have
been doing

Smithfield’s Past Record of Success
• Growth through acquisitions
• Timely purchases of often distressed assets
• Turnarounds with minimal corporate
 restructuring
• Organization emphasized entrepreneurial
 independence

Financial Strategies for
Today and Tomorrow
• Focus on ROIC: business unit, plant, product
 category
• Deleverage the balance sheet
• Manage liquidity
• Focus on integration, not acquisitions
• Manage capital expenditures

Operating Strategies for
Today and Tomorrow
• Focus on improving core packaged meats and fresh
 pork margins
• Restructure Pork Division for higher performance
• Shed non-core or under-performing businesses
• Consolidate Western European presence into
 premier packaged meats company
• Manage hog production for least cost

February 2008	Initial Five Percent Reduction of Smithfield U.S. Sow Herd	Reduction of 50,000 sows and production of one million fewer market hogs annually by fiscal 2010

April 2008	Senior Management Changes	Strengthened overall management team to improve operations and financial performance

July 2008	$400 Million Convertible Senior Notes Due 2013	Replaced bridge loans with permanent financing
Date
Action
Impact
Proactively Managing the Business

July 2008	Sale of 4.95 Percent of Shares to China's COFCO Limited	Improved liquidity and created long term relationship with one of China’s leading trading companies

October 2008	Sale of Beef Processing and Cattle Feeding Operations to JBS	Significantly improved liquidity and refocused on core business

December 2008	Second Five Percent Reduction of Smithfield U.S. Sow Herd	Total reduction of 100,000 sows and production of two million fewer market hogs annually by fiscal 2010
Date
Action
Impact
Proactively Managing the Business

December 2008	Merger of Campofrío and Groupe Smithfield	Formed leading European packaged meats company and monetized joint venture into publicly-traded company

February 2009	Successfully Negotiated New Covenant Amendments	Ensured financial stability through bottom of hog cycle

February 2009	Pork Group Restructuring	$125 million in estimated annual EBT improvement by fiscal 2011
Date
Action
Impact
Proactively Managing the Business

Pork Group
restructuring plan

Pork Group Restructuring Plan
• Streamline Pork Group structure by reorganizing
 management team under George Richter
• Consolidate seven IOC’s into three and close seven
 processing plants
• Merge three fresh pork sales organizations into two
 and consolidate three overseas export teams into
 one to improve efficiency and reduce SG&A
• Consolidate manufacturing platform to improve
 margins and lower costs by increasing plant
 utilization from 81 percent to 87 percent

The
Smithfield
Packing
Company,
Inc.
John
Morrell &
Co.
Farmland
Foods,
Inc.
Patrick
Cudahy,
Inc.
North
Side
Foods
Corp.
Stefano
Foods,
Inc.
Smithfield
RMH
Foods,
LLC
The
Smithfield
Packing
Company,
Inc.
John
Morrell &
Co.
Farmland
Foods,
Inc.
AFTER
BEFORE
Pork Group Organizational Structure

Financial
implications

Annual EBT improvement	$125 million

Plant consolidation capital requirements	$53 million
One time expenses	$37 million
Asset write-off	$73 million
Estimated Financial Impact of
Pork Group Restructuring

Estimated EBT improvement (in millions)
$140
$120
$100
$80
$60
$40
$20
$-
$82
$25
$12
$4
$2
$125
OH
SG&A
VCM
Dep
Other
EBT

Smithfield Good food. Responsibly.™

Restructuring will
result in EBT
improvement by
reducing
overhead, SG&A,
and variable
manufacturing
costs
Details of Financial Impact

Smithfield estimates $80 million in annual EBT improvement in packaged meats as a result of restructuring

$11
$10
$9
$8
$7
$6
$5
$4
$3
EBT ($/cwt)
2.0
2.2
2.4
2.6
2.8
3.0
3.2
Volume (billion lbs)
Restructuring
$288m FY09E
$277m FY08
$150m FY07
$100m FY05
$101m FY06

Smithfield Good food. Responsibly.™

Packaged Meats Margin Growth

$1,200
$1,000
$800
$600
$400
$200
$0
in millions
$458
$353
$444
$308
$487
$921
$960
FY08Q1
FY08Q2
FY08Q3
FY08Q4
FY09Q1
FY09Q2
FY09Q3

Smithfield Good food. Responsibly.™

Smithfield has
improved
liquidity by
more than $650
million plus
retirement of
$200 million in
long term debt
since the fourth
quarter of fiscal
2008
Note: Amounts reflect additional borrowing capacity at quarter end and do not include cash balances reflected on balance sheet
Improved Liquidity

FY09 3Q	1.6:1
FY09 4Q	1.2:1
FY10 1Q	1.35:1
FY10 2Q	1.35:1
FY10 3Q	2.0:1
FY10 4Q to maturity	3.0:1
New Covenant Amendments in Place
• Interest coverage covenant
• Estimated increase in annual interest expense of $20
 -25 million and amendment fees of $12 million

60%
58%
56%
54%
52%
50%
58%
56%
56%
54%
FY07
FY08
FY09 1Q
FY09 2Q

Smithfield Good food. Responsibly.™

•Reduced debt
by $600 million
since the
fourth quarter
of fiscal 2008
•Goal is to
reduce debt to
total
capitalization
to below 50%
Debt to Total Capitalization

Current market
conditions

Domestic Market Conditions
• Recession is hurting overall protein demand
 – How much, which proteins, and which products is
 not fully apparent
• Current government ethanol policy continues
 to plague protein producers by raising input
 costs that can not easily be passed on

– Foodservice to retail	Smithfield mix 25/75
– White table cloth to quick service restaurant	QSR higher volume
– Trade down the brand ladder	Smithfield’s strength is “value brands”
Domestic Market Conditions
• Consumer trends friendly to Smithfield

$70
$65
$60
$55
$50
$45
$40
$35
$/cwt
FY08Q1
FY08Q2
FY08Q3
FY08Q4
FY09Q1
FY09Q2
FY09Q3E
FY09Q4E
FY10Q1E
FY10Q2E
FY10Q3E
FY10Q4E
ISM hog prices
Industry raising costs

Smithfield Good food. Responsibly.™

Note: ISM hog prices and industry raising costs are based on the futures curve on 02/06/09
Hog Production Industry Forecast

International Situation Analysis
• Smithfield remains optimistic on exports
 – Pork production declining worldwide
 – Production in several major importing countries
 declining
 – Production in major exporting countries declining
 – U.S. pork prices are cheap

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Carcass $/lbs
Canada
Brazil
United States
France
Denmark
Spain
Netherlands
Poland
Mexico
Germany
Hungary
Romania
Australia
China

Smithfield Good food. Responsibly.™

Note: Week ending January 24, 2009
U.S. pork prices
are among the
lowest on the
worldwide market
World Pork Prices

500
400
300
200
100
million lbs
May
June
July
August
September
October
November
December
January
February
March
April
FY07
FY08
FY09

Smithfield Good food. Responsibly.™

U.S. exports of pork
and pork variety meats
continue to increase
year over year
Source: USDA Foreign Agricultural Service (FAS)
U.S. Monthly Pork Exports

200
150
100
50
0
million lbs
May
June
July
August
September
October
November
December
January
February
March
April
FY2007
FY2008
FY2009

Smithfield Good food. Responsibly.™

Note: January FY2009 five weeks versus January FY2008 and January FY2007 four weeks
Smithfield fresh pork
exports continue at
near year ago levels
Smithfield Fresh Pork Exports

Rank	Country	2008 Production (billion lbs)	Projected change 2008 to 2009
1	China/HK	96.6	0%
2	EU-27	49.2	-6%
3	United States	23.5	-4%
4	Brazil	6.7	-1%
5	Russian Federation	4.5	4%
6	Vietnam	4.1	-3%
7	Canada	4.1	-10%
8	Japan	2.7	-5%
9	Philippines	2.6	-5%
10	Mexico	2.5	-9%
	Other	14.9	0%
Total		213.2	-2%
• Top ten producing
countries account for
93% of worldwide
production
• With exception of
China and Russia,
world pork production
is shrinking
• China is "officially"
projecting a 3%
increase, our estimate
is no annual growth
Source: USDA Foreign Agricultural Service (FAS) and Smithfield internal estimates
Top Ten Worldwide Pork Producers

Bottom line

Bottom Line
• Input costs have declined in both the hog production
 and pork processing businesses and are expected to
 remain below year ago levels
 – Corn and soybean meal - lower raising costs
 – Oil - lower transportation, overhead, and packaging costs
• Worldwide protein supplies are shrinking
 – U.S. - Pork -4%, Chicken -6% to -8%, Turkey -5% to -10%,
 Beef -3% to -5%
 – Worldwide - Pork -2%

Bottom Line
• Reduced debt by $600 million and improved
 liquidity by more than $650 million since the fourth
 quarter of fiscal 2008 to strengthen the balance
 sheet
• Shed non-core beef and cattle feeding businesses
• Restructuring Pork Group to streamline reporting
 structure and improve annual EBT by $125 million
• Highest priority on integrating prior acquisitions
 and improving margins and ROIC, rather than
 making acquisitions

Bottom Line
• Monetized our investment in Western Europe and
 consolidated the businesses into one publicly-
 traded major packaged meats company
• Reduced our U.S. sow herd by ten percent to
 reduce exposure and improve efficiency
• Market conditions appear to be moving in the right
 direction with lower input costs, lower protein
 supplies, and stronger than expected pork exports
• We believe that fiscal 2010 should be a better year
 than the current year despite impact of current
 recession

Appendix -
Background

Who we are

Prestage Farms[1]
2%
Christensen Farms
3%
Five producers[2]
8%
Seaboard Farms
4%
Smithfield
18%
Other 66,000
producers
65%

Smithfield Good food. Responsibly.™

Hog Production*
Sales: $2.4 billion
Operating Loss:
$(98.1) million
•World’s largest hog
producer
•Produced 19 million
hogs domestically in
FY08
•Produced 1.6 million
hogs in Poland and
Romania in FY08
*Note: Fiscal 2008 sales and operating loss
Source: United States Industry Data Successful Farming
1 The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to
Smithfield Foods, Inc. under long-term contract
2 Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The
Pipestone System=1%; Goldsboro Hog Farm=1%; The Hanor Company=1%; Total=8%
#1
Market Leader: Hog Production

Tyson
19%
Swift & Company
11%
Excel (Cargill, Inc.)
9%
Hormel
7%
Other
23%
Smithfield
31%

Smithfield Good food. Responsibly.™

Pork*
Sales: $9.6 billion
Operating Profit:
$449.4 million
•World’s largest pork
processor
•Processed 31 million
hogs in FY08
•Sold approximately
4.0 billion pounds of
fresh pork in FY08
•Sold approximately
3.1 billion pounds of
packaged meats in
FY08
*Note: Fiscal 2008 sales and operating profit
Source: United States Industry Data Successful Farming
#1
Market Leader: Pork

Smithfield
/Butterball
LLC[1]
22%
Jennie-O
(Hormel)
19%
Cargill, Inc.
14%
Sara Lee
Corp.
4%
Other
41%

Smithfield Good food. Responsibly.™

Other Segment*
Sales: $149 million
Operating Profit:
$28.2 million
•Comprised of turkey
production operations
and Butterball joint
venture
•Butterball is the
largest turkey
processor in the U.S.
•Butterball processed
54 million turkeys in
FY08
*Note: Fiscal 2008 sales and operating profit
Source: United States Industry Data Successful Farming
1 49 percent-owned joint venture
#1
Market Leader: Turkey Processing

International*
Sales: $1.2 billion
Operating Profit:
$76.9 million
•Subsidiaries in
Poland, Romania and
the United Kingdom
•37% ownership of
Campofrío Food Group
(public company) with
production facilities in
Belgium, France, Italy,
The Netherlands,
Portugal and Spain
•Joint ventures or
major investments in
Mexico and China
*Note: Fiscal 2008 sales and operating profit
Market Leadership: International

1 Pro-forma combined figure as of December 2007
2 Based on February 6, 2009 closing price
Campofrío Food Group -
Dominant Brands
• Leading European packaged meats company, and one of the
 largest worldwide with sales of €2.1 billion1
• Smithfield owns 37% of publicly-traded company
• Current market value of approximately $400 million2
• #1 packaged meats market share in
 – France
 – Spain
 – The Netherlands
 – Belgium
 – Portugal

Exports

Rank	Country	2008 Imports (billion lbs)	Imports % of Domestic Production	Projected Change in Domestic Production
1	Japan	2.8	100%	-5%
2	Russian Federation	2.1	46%	4%
3	China/HK	1.9	2%	0%
4	Mexico	1.2	47%	-9%
5	Korea	1.0	43%	-2%
	Other	3.9	-	-
Total		12.8	-	-
•Top five pork importers account for 70% of all
international pork trade
•Imports account for a substantial portion of
domestic consumption, except for China
•Three of the top five importers are experiencing
reductions in domestic production
Source: USDA Foreign Agricultural Service (FAS) and Smithfield internal estimates
Top Five Worldwide Pork Importers

Rank	Country	2008 Exports (billion lbs)	Projected change 2008 to 2009
1	United States	5.3	-4%
2	EU-27	3.4	-6%
3	Canada	2.4	-10%
4	Brazil	1.5	-1%
5	China/HK	0.4	0%
	Other	0.7	-
Total		13.6	-
•Top five pork
exporters account for
95% of all
international pork
trade
•With exception of
China, all exporters
have shrinking
domestic production
Source: USDA Foreign Agricultural Service (FAS) and Smithfield internal estimates
Top Five Worldwide Pork Exporters